                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement           [  ]  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

[ X]     Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rules 14a-12

                          Wilmington Trust Corporation
    ------------------------------------------------------------------------
                (Name of Registrant as specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person (s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [X]  No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

------------------------------------------------------------------------

(2)   Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------

(4)   Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------

(5)   Total fee paid:

------------------------------------------------------------------------


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

------------------------------------------------------------------------

(2)   Form, schedule or registration statement no.:

------------------------------------------------------------------------

(3)   Filing party:

------------------------------------------------------------------------

(4)   Date filed:

------------------------------------------------------------------------

[WILMINGTON TRUST LOGO]
                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING
                                      AND
                                PROXY STATEMENT

Dear Wilmington Trust Shareholder:

     On Thursday, May 17, 2001, Wilmington Trust Corporation will hold its 2001 Annual Shareholders' Meeting at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware. The meeting will begin at 10:00 a.m.

     Only shareholders who owned stock at the close of business on March 19, 2001 can vote at the meeting or any adjournment. At the meeting, we will:

     1.  Elect five directors;

     2.  Approve our 2001 Non-Employee Director Stock Option Plan; and

     3.  Attend to other business properly presented at the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TWO PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

     At the meeting, we also will report on our 2000 business results and other matters of interest to shareholders.

     We are enclosing with this proxy statement a copy of our 2000 Annual Report to Shareholders. The approximate date this proxy statement and card(s) are being mailed is April 6, 2001.

                                          By Order of the Board of Directors

                                          /s/ Ted T. Cecala

                                          Ted T. Cecala,
                                          Chairman of the Board and
                                          Chief Executive Officer

March 20, 2001

                               TABLE OF CONTENTS

Questions and Answers.......................................    1
Proposals You May Vote On...................................    3
Nominees for the Board of Directors.........................    4
Committees of the Board of Directors........................    7
Directors' Compensation.....................................    9
Executive Officers Who are Not Directors....................    9
Directors' and Executive Officers' Ownership of Wilmington
  Trust Stock...............................................   11
Wilmington Trust Stock Held in A Fiduciary Capacity.........   12
Executive Compensation......................................   13
Compensation Committee Interlocks and Insider
  Participation.............................................   20
Audit Matters...............................................   20
Section 16(a) Beneficial Ownership Reporting Compliance.....   21
Transactions with Management................................   21
Approval of the 2001 Non-Employee Director Stock Option
  Plan......................................................   22
Availability of Form 10-K...................................   23

Exhibit A -- Audit Committee Charter
Exhibit B -- 2001 Non-Employee Director Stock Option Plan

                             QUESTIONS AND ANSWERS

 1.  Q:  WHAT MAY I VOTE ON?

     A:  - The election of five nominees to serve on our Board of Directors; and

         - The approval of our 2001 Non-Employee Director Stock Option Plan.

 2.  Q:  HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

     A: Your Board recommends a vote FOR each of the nominees and FOR the approval of our 2001 Non-Employee Director Stock Option Plan.

 3.  Q:  WHO IS ENTITLED TO VOTE?

     A: Shareholders as of the close of business on March 19, 2001 (the "Record Date") are entitled to vote at the Annual Meeting.

 4.  Q:  HOW DO I VOTE?

     A: Please sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the two proposals. You have the right to revoke your proxy at any time before the meeting by:

       - Notifying our Secretary;

       - Voting in person; or

       - Returning a later-dated proxy card.

 5.  Q:  WHO WILL COUNT THE VOTE?

     A: Wells Fargo Shareowner Services will count the votes and act as inspector of election.

 6.  Q:  HOW MANY SHARES CAN VOTE?

     A: As of the Record Date, 32,480,726 shares of our common stock were issued and outstanding. Every shareholder of our common stock as of the Record Date is entitled to one vote for each share held.

 7.  Q:  WHAT IS A "QUORUM"?

     A: A "quorum" is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held. A proposal, other than for election of directors, must receive the vote of more than 50% of the shares represented at the meeting to be adopted. A proposal for election of directors must receive a plurality of the shares at the meeting to be adopted. If you submit a properly executed proxy card you will be considered part of the quorum even if you abstain from voting. In addition, shares represented by "broker non-votes" will be considered part of the quorum. Abstentions are not counted in tallying votes. A WITHHELD vote is the same as an abstention.

 8.  Q:  HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

     A: We do not know of any business to be considered at our 2001 Annual Meeting other than the proposals described in this proxy statement. However, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to David R. Gibson, our Senior Vice

President and Chief Financial Officer, and Michael A. DiGregorio, our Vice President and Secretary, to vote on those matters at their discretion.

 9.  Q:  WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING DUE?

     A: You must submit any shareholder proposal to be considered for inclusion in next year's proxy statement in writing to Mr. Michael A. DiGregorio at Wilmington Trust Corporation, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890 by November 26, 2001. Our advance notice bylaw provisions require that any shareholder proposal to be presented from the floor of the 2002 Annual Meeting other than to elect directors must be submitted in writing to Mr. DiGregorio at the above address by March 18, 2002. That notice must include a brief description of the business desired to be brought before the meeting, the shareholder's name and address, the number and class of shares the shareholder holds, and any material interest the shareholder has in that business.

10.  Q:  CAN A SHAREHOLDER NOMINATE SOMEONE TO BE A DIRECTOR OF WILMINGTON
         TRUST?

     A: As a shareholder, you may recommend a person as a nominee for director of Wilmington Trust by writing to Mr. DiGregorio at the above address. We must receive recommendations by March 18, 2002 for the 2002 Annual Meeting. These recommendations must include the information required in the response to Question 9 above as well as the nominee's name and address, a representation that the shareholder is a recordholder of our stock or holds our stock through a broker and intends to appear in person or by proxy at our 2002 Annual Meeting to nominate the person, information regarding the nominee that would be required to be included in our proxy statement, a description of any arrangement or understanding between the shareholder and that nominee, and the written consent of the nominee to serve as a director if elected.

11.  Q:  HOW MUCH DID THIS PROXY SOLICITATION COST?

     A: We hired Morrow and Co., Inc. to assist in distributing proxy materials and soliciting votes for $6,000, plus estimated out-of-pocket expenses of $20,000. We also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy and solicitation materials to shareholders.

                           PROPOSALS YOU MAY VOTE ON

1. ELECTION OF DIRECTORS

     There are five nominees in our Class of 2001 for election as directors this year. We have provided detailed information on each on page 4. Each class of directors is elected for a three-year term. If any director is unable to stand for re-election, your Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

2. APPROVAL OF 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     Our Compensation Committee and your Board have approved our 2001 Non-Employee Director Stock Option Plan to encourage our directors to increase their ownership of our shares and thereby further align their interests with those of our shareholders. We have provided detailed information about this plan on page 22 and in Exhibit B.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PLAN.

                      NOMINEES FOR THE BOARD OF DIRECTORS

                                 CLASS OF 2004
                            VOTING IS FOR THIS CLASS

Charles S. Crompton Jr......  Director since 1982    Mr. Crompton is of counsel in the law firm of
  Age 64                                               Potter, Anderson & Corroon since January
                                                       2000. He previously served as a partner in
                                                       that firm from 1966 to 1999.
Edward B. duPont............  Director since 1986    Mr. duPont is a private investor and a
  Age 67                                             director of E.I. du Pont de Nemours and
                                                       Company.
R. Keith Elliott............  Director since 1997    Mr. Elliott served as Chairman of the Board
  Age 58                                             of Hercules Incorporated from January 1997 to
                                                       April 2000. He served as Chief Executive
                                                       Officer of that company from 1996 to 1999,
                                                       President and Chief Operating Officer of
                                                       that company from 1995 to 1996, and
                                                       Executive Vice President and Chief
                                                       Financial Officer of that company from 1991
                                                       to 1995. Mr. Elliott is a director of
                                                       Computer Task Group, Checkpoint Systems,
                                                       Inc., The Sithe Energies Company, and The
                                                       Institute for Defense Analyses.
Stacey J. Mobley............  Director since 1991    Mr. Mobley became Senior Vice President,
  Age 55                                               General Counsel, and Chief Administrative
                                                       Officer of E.I. du Pont de Nemours and
                                                       Company in 2000. He previously served as
                                                       Senior Vice President, External Affairs, of
                                                       that company from 1992 to 1999.
H. Rodney Sharp III.........  Director since 1998    Mr. Sharp served in several management
  Age 64                                             positions at E.I. du Pont de Nemours and
                                                       Company from 1961 to 1991, and retired from
                                                       that company in 1991. He is a director of
                                                       that company.

     H. Stewart Dunn Jr., a director since 1988, will not stand for re-election in compliance with our Bylaws, which provide that no person who has attained the age of 69 may be nominated for election to our Board.

     The following individuals currently serve as directors in the two other classes. Their terms will end at the annual meetings in 2002 and 2003, respectively.

                    CLASS OF 2002 -- ONE-YEAR TERM REMAINING
               THIS CLASS WAS ELECTED AT THE 1999 ANNUAL MEETING

Carolyn S. Burger...........  Director since 1991    Ms. Burger became a principal in CB
  Age 60                                               Associates, Inc., a consulting firm
                                                       specializing in legislation, technology
                                                       deployment for senior executives, and
                                                       executive coaching, in 1996. She served as
                                                       President and Chief Executive Officer of
                                                       Bell Atlantic -- Delaware, Inc. from 1991
                                                       to 1996. Ms. Burger also is a director of
                                                       PJM Interconnection, L.L.C.
Robert V.A. Harra Jr........  Director since 1996    Mr. Harra has served as a director,
  Age 51                                               President, Chief Operating Officer, and
                                                       Treasurer of Wilmington Trust since 1996.
                                                       He previously served as our Executive Vice
                                                       President and Treasurer from 1992 to 1995.
Rex L. Mears................  Director since 1992    Mr. Mears has served as President of Ray S.
  Age 59                                               Mears and Sons, Inc., a farming
                                                       corporation, since 1967.
Leonard W. Quill............  Director since 1990    Mr. Quill retired as Chairman of the Board
  Age 69                                               and Chief Executive Officer of Wilmington
                                                       Trust in 1996. He had held those positions
                                                       since 1995. He previously served as
                                                       Chairman of the Board, President, and
                                                       Chief Executive Officer of Wilmington
                                                       Trust since 1992.
Robert W. Tunnell Jr........  Director since 1992    Mr. Tunnell became managing partner of
  Age 46                                               Tunnell Companies, an owner and developer of
                                                       real estate, in 1981.

                                 CLASS OF 2003
               THIS CLASS WAS ELECTED AT THE 2000 ANNUAL MEETING

Ted T. Cecala...............  Director since 1996    Mr. Cecala became a director, Chairman of
  Age 51                                               the Board, and Chief Executive Officer of
                                                       Wilmington Trust in 1996. He previously
                                                       served as our Executive Vice President and
                                                       Chief Financial Officer from 1990 to 1995.
                                                       Mr. Cecala also serves as a member of the
                                                       Board of Managers of Cramer Rosenthal
                                                       McGlynn, LLC and Roxbury Capital
                                                       Management, LLC.
Richard R. Collins..........  Director since 1989    Mr. Collins became Chairman of Collins,
  Age 64                                               Inc., a consulting firm for various
                                                       insurance industry associations and
                                                       financial and non-financial companies
                                                       focusing on international expansion, in
                                                       1993. He also is a consultant for American
                                                       Life Insurance Company. Mr. Collins
                                                       previously served as Chief Executive
                                                       Officer and Chief Operating Officer of
                                                       that company from 1981 to 1992.
Hugh E. Miller..............  Director since 1982    Mr. Miller retired as Vice Chairman of ICI
  Age 65                                               Americas in 1990. He served with its
                                                       parent, Imperial Chemical Industries PLC,
                                                       for 20 years until 1990, including
                                                       management positions in Europe and the
                                                       United States. Mr. Miller also serves as
                                                       Chairman and a director of MGI Pharma,
                                                       Inc.
David P. Roselle............  Director since 1991    Mr. Roselle has served as President of the
  Age 61                                               University of Delaware since 1990.
Thomas P. Sweeney...........  Director since 1983    Mr. Sweeney has served as a member in the
  Age 64                                               law firm of Richards, Layton & Finger, P.A.
                                                       since 1967.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     Our full Board considers all major decisions of Wilmington Trust. However, the Board has established the following four standing committees so that certain important areas can be addressed in more depth than may be possible at full Board meetings:

     - The Executive Committee exercises most of the Board's authority between Board meetings. It consists of seven members.

     - The Audit Committee examines our Audit Division and its accounting processes and reporting systems, assesses the adequacy of internal controls and risk management, reviews examination reports of governmental agencies and independent auditors, and makes recommendations on those to the Board. It consists of five members, none of whom is an employee of Wilmington Trust.

     - The Compensation Committee in general advises on salaries and employee benefits, and administers our executive incentive plan and stock option plans. It consists of five members, none of whom is an employee of Wilmington Trust. That committee's report on executive compensation appears on pages 17 to 19 below.

     - The Nominating and Corporate Governance Committee provides counsel and makes recommendations to the Chairman of the Board and the full Board with respect to the performance of the Chairman and Chief Executive Officer, candidates for membership on the Board and its committees, matters of corporate governance, succession planning for our executive management, and significant shareholder relations issues. It consists of five members.

     The table on the following page provides information about our Board committee membership during 2000.

                           BOARD COMMITTEE MEMBERSHIP

                                                                                       NOMINATING
                                                                                          AND
                                                                                       CORPORATE
NAME                                         AUDIT    COMPENSATION      EXECUTIVE      GOVERNANCE
----                                         -----    ------------    -------------    ----------
Carolyn S. Burger..........................                           X                    X
Ted T. Cecala..............................                           X*
Richard R. Collins.........................    X           X**
Charles S. Crompton Jr. ...................                X          X
H. Stewart Dunn Jr. .......................                           X                    X**
Edward B. duPont...........................    X                      X(Rotating)**
R. Keith Elliott...........................    X                                           X
Robert V.A. Harra Jr. .....................                           X
Rex L. Mears...............................                X                               X*
Hugh E. Miller.............................    X           X*         X**
Stacey J. Mobley...........................                X
David P. Roselle...........................    X*          X
H. Rodney Sharp III........................                           X
Thomas P. Sweeney..........................                           X                    X
Robert W. Tunnell Jr. .....................    X**                    X(Rotating)**        X
                                             ----------------------------------------------------
Number of meetings in 2000.................    6           4          5                    3

---------------
 * Chairperson

** Committee member through May 2000, when the Board's committees were reappointed. The Executive Committee has not had rotating members since then.

     Messrs. duPont, Mobley, and Quill attended less than 75% of the Board meetings and the meetings of the committees on which they served in 2000.

                            DIRECTORS' COMPENSATION

     We pay our outside directors an annual retainer of $15,000 and, during 2000, paid them a $1,200 fee for each Board meeting they attended. We also paid them a $1,000 fee for each committee meeting they attended. We held a total of seven Board meetings and 18 committee meetings in 2000.

     Effective January 2001, we will pay directors a $2,000 fee for each Board meeting they attend and a $1,200 fee for each committee meeting they attend.

     We pay each director the first half of the annual retainer in our common stock. In addition, each director may elect to receive the balance of the annual retainer in our common stock. Under our Directors' Deferred Fee Plan, directors can elect each year to defer receipt of the cash portion of their directors' fees until they are no longer a director. If a director elects to defer receipt of his or her directors' fees, the director may elect to earn a yield on the deferred portion based on (1) yields we pay on certain of our deposit products and/or (2) changes in the price of our common stock, together with dividends on that stock.

     Under our proposed 2001 Non-Employee Director Stock Option Plan, which is described on page 22 below and is attached to this proxy statement as Exhibit B, if approved by our shareholders, directors also would be entitled to receive stock options.

     Directors who are also officers of Wilmington Trust do not receive any fees or other compensation for service on any committee.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following contains information about our executive officers who are not directors.

Robert J. Christian.........  Executive Officer    Mr. Christian became a member of Wilmington
Age 51                        since 1996             Trust's Management Committee and a Senior Vice
                                                     President of Wilmington Trust Company, our
                                                     principal banking subsidiary ("WTC"), in its
                                                     Asset Management Department in 1996. He
                                                     previously served as President and Chief
                                                     Investment Officer of PNC Asset Management
                                                     Group from 1994 to 1996 and as Chief Investment
                                                     Officer of PNC Bank Corp. from 1992 to 1996.
Howard K. Cohen.............  Executive Officer    Mr. Cohen became a member of Wilmington Trust's
Age 52                        since 1992             Management Committee and a Senior Vice
                                                     President of WTC in its Corporate Financial
                                                     Services Department in 1992.
William J. Farrell II.......  Executive Officer    Mr. Farrell became a member of Wilmington Trust's
Age 42                        since 1993             Management Committee and a Senior Vice
                                                     President of WTC in its Trust Operations and
                                                     Systems Development Department in 1993. In
                                                     1998, he also assumed oversight over all areas
                                                     of WTC's Information Technology Department.
David R. Gibson.............  Executive Officer    Mr. Gibson became Senior Vice President and Chief
Age 43                        since 1992             Financial Officer of Wilmington Trust in 1997
                                                     and of WTC in 1996. He previously served as
                                                     Senior Vice President of WTC in its Finance
                                                     Department from 1992 to 1997.
Hugh D. Leahy Jr............  Executive Officer    Mr. Leahy became a member of Wilmington Trust's
Age 53                        since 1992             Management Committee and Senior Vice President
                                                     of WTC in its Personal Banking Department in
                                                     1992.
Robert A. Matarese..........  Executive Officer    Mr. Matarese became a member of Wilmington
Age 54                        since 1990             Trust's Management Committee in 1991 and Senior
                                                     Vice President of WTC in its Commercial Banking
                                                     Department in 1990.

Rita C. Turner..............  Executive Officer    Ms. Turner became a member of Wilmington Trust's
Age 46                        since 1996             Management Committee and Senior Vice President
                                                     of WTC in its Marketing Department in 1996. She
                                                     previously served as Vice President of WTC in
                                                     its Marketing Division from 1985 to 1996.
Rodney P. Wood..............  Executive Officer    Mr. Wood became a member of Wilmington Trust's
Age 40                        since 1999             Management Committee and Senior Vice President
                                                     of its Private Client Advisory Services
                                                     Department in 1999. Prior to joining Wilmington
                                                     Trust, he served as First Vice President of
                                                     Comerica Incorporated in its private banking
                                                     department from 1992 to 1999.

     DIRECTORS' AND EXECUTIVE OFFICERS' OWNERSHIP OF WILMINGTON TRUST STOCK

     The following table shows how much of our stock each director and each of our five most highly compensated officers during 2000 (the "Named Executive Officers") owned, as well as the total stock all directors and executive officers owned, as of January 31, 2001. Except as indicated below, no director or executive officer owns more than one percent of our stock.

                                        AMOUNT AND NATURE OF BENEFICIAL SHARES
                                   ------------------------------------------------
                                                  VOTING
                                   (NUMBER OF     AND/OR                                      PHANTOM
                                    SHARES)     INVESTMENT    RIGHT TO                % OF     STOCK
                                   DIRECT(1)     POWER(2)    ACQUIRE(4)     TOTAL     CLASS   UNITS(5)
                                   ----------   ----------   ----------   ---------   -----   --------
C. S. Burger.....................     2,281                                   2,281
T.T. Cecala......................   127,197                   197,216       324,413    1.0%
R.J. Christian...................     4,559                    48,856        53,415
R.R. Collins.....................     2,440         1,961                     4,401
C.S. Crompton Jr.................     3,026                                   3,026            1,942
H.S. Dunn Jr. ...................    14,875                                  14,875
E.B. duPont......................     9,055     1,085,840(3)              1,094,895    3.4%
R.K. Elliott.....................     1,782                                   1,782
R.V.A. Harra Jr. ................   123,578           657     147,624       271,859
R.A. Matarese....................    33,185         4,531      46,535        84,251
R.L. Mears.......................     2,185                                   2,185
H.E. Miller......................     1,275         5,800                     7,075            2,417
S.J. Mobley......................     1,493                                   1,493            1,149
L.W. Quill.......................    41,746       172,173                   213,919
D.P. Roselle.....................     3,285                                   3,285
H.R. Sharp III...................     2,196     1,055,840(3)              1,058,036    3.3%
T.P. Sweeney.....................     8,658                                   8,658            2,052
R.W. Tunnell Jr. ................    33,498       110,762                   144,260
R.P. Wood........................     1,100                    18,323        19,423
Directors, Nominees, and
  Executive Officers as a Group
  (24 persons)...................   464,984     2,438,856     787,613     3,691,453   11.4%    7,560
                                    =======     =========     =======     =========   ====     =====

---------------
(1) This column includes stock held by directors and executive officers or certain members of their immediate families.

(2) This column includes stock for which directors or executive officers are deemed to have sole or shared voting power.

(3) Since they may be deemed to share voting and/or investment power directly or indirectly, Messrs. duPont and Sharp are listed as beneficial owners of the same 1,055,840 shares. However, these shares are reported only once in the total for directors and executive officers as a group.

(4) This column includes shares which directors or executive officers have the right to acquire within 60 days after December 31, 2000.

(5) These phantom stock units were acquired in lieu of directors' fees. Their value is based on the market price of our common stock, together with dividends on that stock. The units can be redeemed only for cash following termination of the individual's service as a director, and do not have voting rights.

              WILMINGTON TRUST STOCK HELD IN A FIDUCIARY CAPACITY

     On January 31, 2001, certain of our subsidiaries held shares of our common stock in a fiduciary capacity as follows:

                                                                            PERCENT OF
                                                               NUMBER      TOTAL SHARES
                                                              OF SHARES    OUTSTANDING
                                                              ---------    ------------
Category #1 -- Shares which Wilmington Trust may vote in its
  sole discretion...........................................  2,009,060        6.20%
Category #2 -- Shares which Wilmington Trust may vote only
  on the direction of someone else..........................  2,106,053        6.50%
Category #3 -- All other shares Wilmington Trust holds......    225,155         .69%

We will calculate the number of shares we hold in each category as of the Record Date. These will be voted as follows:

     Category #1 -- Will be voted by the relevant fiduciary area.

     Category #2 -- Will be voted in accordance with the direction given by someone other than a fiduciary area.

     Category #3 -- Will be voted by the relevant fiduciary area.

     Although none of our fiduciary areas has yet considered the proposals in this proxy statement, as a matter of policy our fiduciary areas tend to support management of the companies in which they have invested.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table presents information about compensation Wilmington Trust awarded over the last three years to the Named Executive Officers.

                                                                                         LONG-
                                                                                          TERM
                                                                                      COMPENSATION
                               ANNUAL COMPENSATION                                       AWARDS
------------------------------------------------------------------------------------------------------------------
               (a)                 (b)        (c)                   (d)                   (e)             (f)
                                                                                       SECURITIES         ALL
                                                                                       UNDERLYING        OTHER
                                             SALARY              BONUS(1)               OPTIONS       COMPENSATION
   NAME AND PRINCIPAL POSITION     YEAR       ($)                   ($)                   (#)            ($)(2)
   ---------------------------     ----      ------              --------              ----------     ------------
Ted T. Cecala....................  2000    $  526,385            $680,274                40,000          $7,380
Chairman of the Board              1999    $  505,673            $482,983                30,000          $6,597
and Chief Executive Officer        1998    $  476,667            $533,521                12,500          $6,328
Robert V.A. Harra Jr.............  2000    $  389,192            $484,724                20,000          $5,806
President, Chief Operating         1999    $  387,404            $303,089                15,000          $6,568
Officer, and Treasurer             1998    $  372,500            $341,668                10,000          $8,421
Rodney P. Wood...................  2000    $  245,481            $239,936                12,500          $5,932
Senior Vice President              1999    $  112,500            $ 80,168                17,467          $3,400
Robert J. Christian..............  2000    $  246,283            $207,438                10,000          $6,785
Senior Vice President              1999    $  236,821            $128,104                10,000          $6,473
                                   1998    $  227,250            $184,132                 6,000          $7,010
Robert A. Matarese...............  2000    $  231,873            $189,471                10,000          $6,578
Senior Vice President              1999    $  223,202            $131,828                 9,000          $7,131
                                   1998    $  215,333            $148,419                 6,000          $6,893

Total salary, bonus, and other     2000    $3,473,538       Percentage of                  2.87%
compensation for Named             1999    $2,776,450       net income                     2.59%
Executive Officers (3)             1998    $2,877,655                                      2.52%

---------------
(1) Includes awards made under Wilmington Trust's Executive Incentive Plan and its predecessor (described on pages 18 and 19 below) and Profit-Sharing Bonus Plan (described on page 18 below) in respect of services performed during the year.

(2) Represents: (a) Wilmington Trust's contributions to its 401-K Thrift Savings Plan of $5,100 for Mr. Cecala, $3,526 for Mr. Harra, $4,250 for Mr. Wood, $5,100 for Mr. Christian, and $4,991 for Mr. Matarese for 2000; $3,134 for Mr. Cecala, $3,088 for Mr. Harra, $4,000 for Mr. Christian, $2,813 for Mr. Wood, and $4,800 for Mr. Matarese in 1999; $3,239 for Mr. Cecala and $4,800 for each of the other Named Executives Officers other than Mr. Wood in 1998; and (b) premiums we paid for term life insurance for Mr. Cecala of $2,280 in 2000, $3,463 in 1999, and $3,089 in 1998; Mr. Harra of $2,280 in 2000,
    $3,480 in 1999, and $3,620 in 1998; Mr. Wood of $1,682 in 2000 and $587 in
    1999; Mr. Christian of $1,685 in 2000, $2,473 in 1999 and $2,210 in 1998;
    and Mr. Matarese of $1,587 in 2000, $2,331 in 1999, and $2,083 in 1998.

(3) Numbers in this table for 1998 include salary, bonus, and other compensation paid to William J. Farrell II, Senior Vice President, but do not include those for Mr. Wood.

OPTION GRANT TABLE

     The following table presents additional information about the option awards in the Summary Compensation Table for 2000.(1)

                                      OPTION GRANTS IN LAST FISCAL YEAR
                                                                                             POTENTIAL
                                                                                            REALIZABLE
                                                                                             VALUE AT
                                                                                              ASSUMED
                                                                                           ANNUAL RATES
                                                                                          OF STOCK PRICE
                                                                                           APPRECIATION
                                                                                            FOR OPTION
                                 INDIVIDUAL GRANTS                                            TERM(2)
-----------------------------------------------------------------------------------   -----------------------
          (a)                 (b)             (c)             (d)           (e)          (f)          (g)
                           NUMBER OF      PERCENT OF
                          SECURITIES     TOTAL OPTIONS
                          UNDERLYING    GRANTED TO ALL    EXERCISE OR
                            OPTIONS      EMPLOYEES IN      BASE PRICE    EXPIRATION
          NAME              GRANTED       FISCAL YEAR      ($/SHARE)        DATE        5%($)        10%($)
          ----            ----------    --------------    -----------    ----------     -----        ------
Ted T. Cecala...........    40,000            7.9%          $  48.00     2/15/2010    $1,207,477   $3,059,986
Robert V.A. Harra Jr....    20,000            3.9%          $  48.00     2/15/2010    $  603,739   $1,529,993
Rodney P. Wood..........    12,500            2.5%          $  48.00     2/15/2010    $  377,337   $  956,245
Robert J. Christian.....    10,000            2.0%          $  48.00     2/15/2010    $  301,869   $  764,996
Robert A. Matarese......    10,000            2.0%          $  48.00     2/15/2010    $  301,869   $  764,996

---------------
(1) These options vest one year after grant, expire ten years after grant, and may be terminated earlier (a) at the termination of the officer's employment if his or her employment ceases for any reason other than retirement, death, or disability or (b) upon the earlier of (1) the end of the option's term or
    (2) three years after the officer's death, retirement, or disability.

(2) These values are computed on a pre-tax basis.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table presents information about (1) options exercised during 2000 by the Named Executive Officers and (2) the amount and value of unexercised options as of December 31, 2000.

                      AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

               (a)                     (b)            (c)                (d)                    (e)
                                                                      NUMBER OF              VALUE OF
                                                                  SHARES UNDERLYING         UNEXERCISED
                                                                     UNEXERCISED           IN-THE-MONEY
                                     SHARES                           OPTIONS AT            OPTIONS AT
                                   ACQUIRED ON                    FISCAL YEAR-END(#)   FISCAL YEAR-END($)(2)
                                    EXERCISE         VALUE           EXERCISABLE/          EXERCISABLE/
              NAME                  (NUMBER)     REALIZED($)(1)     UNEXERCISABLE          UNEXERCISABLE
              ----                 -----------   --------------   ------------------   ---------------------
Ted T. Cecala....................    30,600         $836,500        154,716/42,500      $3,650,048/$603,906
Robert V.A. Harra Jr.............     4,724         $125,481        125,124/22,500      $3,268,727/$322,656
Rodney P. Wood...................         0         $      0          5,823/24,144      $   28,023/$231,818
Robert J. Christian..............         0         $      0         43,856/12,500      $  765,904/$182,031
Robert A. Matarese...............         0         $      0         34,035/12,500      $  603,566/$182,031

---------------
(1) Value realized reflects the difference between the market value of our stock on the date the option was exercised and the exercise price, multiplied by the number of shares acquired upon exercise.

(2) These values are computed on a pre-tax basis, and reflect the difference between the last sale price of our stock on December 31, 2000 and the exercise price of each option the Named Executive Officers holds, or the total amount by which the officer's options were "in the money" at that date.

CHANGE IN CONTROL AGREEMENTS

     We have entered into change in control agreements with our 10 executive officers. These provide severance pay and continuation of certain benefits if a "Change in Control" occurs. To receive benefits under the agreements, an executive officer's employment must be terminated involuntarily, either actually or constructively, without cause within two years after a Change in Control.

     In general, the agreements deem a "Change in Control" to have occurred if any of the following happens:

     - We or WTC consolidate or merge with a third party;

     - We or WTC transfer substantially all assets to a third party or completely liquidate or dissolve;

     - A third party acquires any combination of beneficial ownership of and voting proxies for more than 15% of our or WTC's voting stock or the ability to control the election of our directors or our management or policies;

     - The persons serving as our directors on February 29, 1996, and those replacements or additions subsequently nominated by that Board or by persons nominated by them, are no longer at least a majority of our Board; or

     - A regulatory agency determines that a change in control of Wilmington Trust has occurred.

     Under these agreements, the officer is entitled to severance pay in a lump sum of 115% times three years' of the officer's (1) highest base salary in the 12 months preceding the termination of his or her employment and (2) bonus and incentive payments for the preceding calendar year, all discounted to present value. In addition, the officer generally would receive medical, life, disability, and health-and-accident benefits at our expense for three years.

PENSION BENEFITS

     The table below shows the estimated annual retirement benefits payable to a covered participant based on the final average pay formulas of our Pension Plan and Supplemental Executive Retirement Plan.

                                PENSION TABLE(1)

                  ANNUAL RETIREMENT BENEFITS WITH YEARS OF SERVICE INDICATED ON DECEMBER 31, 2000
AVERAGE ANNUAL   ---------------------------------------------------------------------------------
EARNINGS          15 YEARS      20 YEARS      25 YEARS      30 YEARS      35 YEARS      40 YEARS
--------------    --------      --------      --------      --------      --------      --------
  $  200,000      $ 33,470      $ 40,444      $ 47,185      $ 54,465      $ 61,744      $ 70,357
  $  400,000       120,000       160,000       200,000       240,000       240,000       240,000
  $  600,000       180,000       240,000       300,000       360,000       360,000       360,000
  $  800,000       240,000       320,000       400,000       480,000       480,000       480,000
  $1,000,000       300,000       400,000       500,000       600,000       600,000       600,000
  $1,200,000       360,000       480,000       600,000       720,000       720,000       720,000
  $1,400,000       420,000       560,000       700,000       840,000       840,000       840,000
  $1,600,000       480,000       640,000       800,000       960,000       960,000       960,000

---------------
(1) The table above reflects annual retirement benefits with years of service indicated on December 31, 2000. The benefits listed in the table are not subject to deduction for Social Security or other offset amounts. The Social Security-covered compensation level and the primary insurance amount are based on reaching age 65 on December 31, 2000.

    The estimated years of credited service under the Pension Plan and the SERP through December 31, 2000 for each of the Named Executive Officers are: Mr. Cecala -- 21.3 years; Mr. Harra -- 29.6 years; Mr. Wood -- 1.5 years; Mr. Christian -- 4.9 years; and Mr. Matarese -- 31.5 years.

     We provide retirement benefits for employees, including executive officers. The normal retirement benefit for executive officers is the sum of benefits provided by our Pension Plan and the SERP. The normal annual retirement benefit from the Pension Plan is the greater of:

     (a) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1993, multiplied by years of service as of December 31, 1993; or

     (b) (1) 1.5% of the officer's average annual earnings for the five-year period ending December 31, 1987, less 1.25% of the Social Security Primary Insurance Amount (the "PIA") as of December 31, 1987, all multiplied by years of service as of December 31, 1987; plus (2) 1.0% of the officer's earnings during 1988 up to one-half of the 1988 Social Security taxable wage base, plus 1.8% of earnings during 1988 in excess of one-half of the 1988 Social Security taxable wage base; plus (3) for each year after 1988, 1.25% of the officer's earnings in that year up to one-half of the Social Security taxable wage base for that year (the "SSTWB"), plus 1.6% of earnings during that year in excess of one-half of the SSTWB.

     For purpose of determining amounts to which participants are entitled under the Pension Plan, for years before 1994, earnings include base salary and amounts paid under our Profit-Sharing Bonus Plan, but do not include incentive payments. For years after 1993, earnings also include incentive payments other than amounts paid under the executive incentive plans. The normal form of pension provided under the Pension Plan is a 50% joint and survivor benefit. For purposes of determining benefit accruals under the Pension Plan, current law limits earnings to $160,000.

     The normal monthly retirement benefit from the SERP is 60% of the officer's average monthly earnings for the 60-month period ending with his or her retirement date, multiplied by a fraction the numerator of which is the officer's years of credited service at retirement and the denominator of which is 30. All such amounts are reduced by benefits payable from the Pension Plan.

     For purposes of determining amounts to which participants are entitled under the SERP, average monthly earnings include base salary and amounts paid under the profit-sharing bonus plan and our executive incentive plans. The SERP pays a monthly pension, beginning at the same time the officer begins to receive his or her Pension Plan benefit, in the form of a single life annuity or a 50% joint and survivor annuity. Benefits under the SERP begin to vest after five years' participation in the plan at the rate of one-fifteenth per year, but accelerate and vest in full (a) upon reaching 55 with ten years participation or
(b) in the event of a "Change in Control" as that term is defined in the change in control agreements discussed on page 15.

STOCK PERFORMANCE GRAPH

     The line graph below compares cumulative total stockholder return (1) over the past five years for our common stock with (a) all companies in the Standard and Poors' 500 Index and (b) institutions in the Keefe, Bruyette & Woods 50 Bank Index. (2)

                            STOCK PERFORMANCE GRAPH

               TOTAL RETURN -- WEIGHTED FOR MARKET CAPITALIZATION

                           [STOCK PERFORMANCE GRAPH]

            --------------------------------------------------------------------------------------------------------
                                                         12/31/95  12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
            --------------------------------------------------------------------------------------------------------
             Wilmington Trust Corporation                  $100     $132.11   $213.34   $216.01   $174.91   $231.39
             Keefe, Bruyette & Woods, 50 Bank Index        $100     $141.46   $206.80   $223.91   $216.14   $259.50
             S&P 500 Index                                 $100     $122.96   $163.98   $210.85   $255.21   $231.98

  Notes to Stock Performance Graph

(1) Cumulative total stockholder return includes appreciation in stock price and assumes the reinvestment of dividends.

The graph reflects appreciation in stock price assuming an initial investment of $100 at the close of business on December 31, 1995. The table below the graph reflects the graph's data points.

(2) The Keefe, Bruyette & Woods 50 Bank Index is a market-capitalization-weighted bank stock index that includes all money center banks and most major regional banks, and is meant to be representative of the stock price performance of large banks throughout the United States.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  General

     We award compensation to executive officers to assure that we can continue to be able to attract, motivate, and retain executives of outstanding abilities. To achieve this, we provide compensation for executive officers at levels broadly comparable to those earned by executive officers at institutions with comparable characteristics and financial performance. In compensating our executive officers, we take into account the performance of those institutions compared to ours. We generally compare our return on assets, return on equity, and growth in earnings per share to the corresponding performance of those institutions.

     Our executive compensation program also rewards executive officers for their efforts to enhance shareholder value, including through their long-term strategic management. We do this by providing executive officers with ownership interests in Wilmington Trust through stock options. Since the ultimate value of the stock made available through options depends on our success, stock options provide executive officers with continuing incentives long after the award is granted.

     The key elements of our compensation program for executive officers are base salary, the Profit-Sharing Bonus Plan, the Executive Incentive Plan, and stock options. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Cecala, are discussed below. The Compensation Committee takes into account the full compensation package Wilmington Trust provides each individual, including pension, insurance, and other benefits, in addition to the programs described below. In reviewing the performance of Wilmington Trust's executive officers other than Messrs. Cecala and Harra, the Compensation Committee takes their views into account. In reviewing Mr. Harra's performance, the Compensation Committee takes Mr. Cecala's views into account.

  Base Salaries

     We determine base salaries for each executive officer by evaluating his or her responsibilities and performance and experience in rendering that performance. We also consider the competitive market for executive talent, and compare salaries we pay our executive officers to those paid to executive officers at comparable institutions.

     Wilmington Trust typically adjusts executive officers' salaries annually to take into account its and the individual's performance, as well as any changes in the executive officer's responsibilities during the year. We also consider the financial results of the business department over which the executive officer has responsibility.

  Profit-Sharing Bonus Plan

     Executive officers also participate in Wilmington Trust's Profit-Sharing Bonus Plan. For each plan year, the bonus fund is determined by reference to (1) our return on stockholders' equity; (2) the employee's job level; and (3) the percentage growth in our net income. As a result, our executive officers can earn a profit-sharing bonus ranging from 50% to 100% of their base salaries multiplied by the Bonus Percent. For 1999 and 2000, we paid each executive officer a profit-sharing bonus of 6.76% and 15.25%, respectively, of base salary.

  Executive Incentive Plan

     We adopted and our shareholders approved our Executive Incentive Plan (the "Incentive Plan") in 1999 to provide the opportunity for key executives to earn cash and stock awards that recognize and reward the achievement of corporate performance goals. Our Chief Executive Officer, our President, and other executives the Compensation Committee designates from time to time participate in the Incentive Plan. For 2000, 10 executive officers participated in the Plan.

     The Compensation Committee can establish one or more quantitative or qualitative performance goals or other criteria as the basis for awarding executives bonuses under that plan. Under the Incentive Plan, we are able to deduct compensation paid to executive officers a portion of whose compensation would be subject to Section 162(m) of the Internal Revenue Code ("Section 162(m) Participants"). For Section 162(m) Participants whose bonuses we want to be able to deduct, the performance goals are based on any combination the Compensation Committee selects of earnings per share, return on equity, return on assets, income, fees, assets, stockholder return, expenses, chargeoffs, nonperforming assets, and overhead ratio. Those goals may be company-wide or on a departmental, divisional, regional, or individual basis. Any goal may be measured in absolute terms, by reference to internal performance targets, or as compared to another company or companies.

     In evaluating corporate performance for purposes of making awards under the Incentive Plan, the Compensation Committee considers, among other factors, our return on equity, return on assets, and the percentage growth in earnings per share. Our performance in 2000 in return on equity, return on assets, and growth in earnings per share exceeded the average performance of a company-constructed peer group that includes Centura Banks, Inc., City National Corporation, Commerce Bancshares, Inc., Compass Bancshares, Inc., First Virginia Banks, Inc., FirstMerit Corporation, Hibernia Corporation, Mercantile Bankshares Corporation, National Commerce Bancorporation, Northern Trust Corporation, Old Kent Financial Corporation, Provident Financial Group, Inc., Valley National Bancorp, and Zions Bancorporation (the "Peer Group"). For 2000, payments under this plan to the executive officers who participated in the plan aggregated $2,179,369, compared to $1,505,225 for the executive officers who participated in the plan in 1999.

  Stock Options

     Under our 1999 Long-Term Incentive Plan, which our shareholders have approved, the Compensation Committee may make cash-based and stock-based awards. Our stock options have an exercise price equal to the last sale price of our stock on the date of grant, typically vest in from one to three years and have terms of up to ten years. In granting stock options, we do not consider the number of options an executive officer received previously, but we do consider changes in the executive officer's duties and responsibilities during the year. We do not employ any formula in awarding options.

     All stock options are granted with exercise prices equal to the fair market value of our stock on the date they are granted. Accordingly, any value that accrues to our executive officers from these options is based entirely on our stock performance, and bears a direct relationship to value our shareholders realize.

  Tax Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code (the "Code") and the regulations thereunder (collectively, "Section 162(m)") prohibits companies from deducting compensation paid to certain executive officers in excess of $1 million unless that compensation is "performance-based." Payments under the Profit-Sharing Bonus Plan do not qualify as "performance-based." However, compensation attributable to our stock options is performance-based, and the Executive Incentive Plan is designed so that compensation attributable to awards under those plans can qualify as "performance-based."

     The Compensation Committee believes it is unlikely that we paid any amounts in respect of 2000 that will result in our loss of a Federal income tax deduction under Section 162(m).

  Compensation of Chief Executive Officer

     In establishing Mr. Cecala's compensation, the Compensation Committee considered the same basic factors as those described above for all members of Wilmington Trust's senior management, including especially:

     - Wilmington Trust's performance against the Peer Group in return on assets and return on equity and its performance in the percentage growth in earnings per share;

     - The base salaries, annual bonuses, and stock option awards paid to top executives at banks of comparable size; and

     - The development under Wilmington Trust's strategic planning process to expand significantly the geographic outreach of its fee-based businesses.

                                                        Hugh E. Miller, Chairman
                                                        Charles S. Crompton Jr.
                                                        Rex L. Mears
                                                        Stacey J. Mobley
                                                        David P. Roselle

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee's members are Hugh E. Miller (Chairman), Charles
S. Crompton Jr., Rex L. Mears, Stacey J. Mobley, and David P. Roselle. No member of the Compensation Committee is a current or past officer or employee of Wilmington Trust. No executive officer of Wilmington Trust serves as a member of the compensation committee or Board of Directors of any other company whose members include an individual who also serves on our Board of Directors or the Compensation Committee.

     Messrs. Crompton, Mears, and Miller are indebted to WTC on the same terms and conditions as those for comparable transactions with others.

                                 AUDIT MATTERS

     Audit Committee Report

     The Audit Committee provides the following report with respect to Wilmington Trust's audited financial statements for the fiscal year ended December 31, 2000:

     - The Audit Committee has reviewed and discussed with management Wilmington Trust's fiscal 2000 audited financial statements;

     - The Audit Committee has discussed with Wilmington Trust's independent auditors, Ernst & Young, LLP the matters required to be discussed by Statement on Auditing Standards No. 61;

     - The Audit Committee has received the written disclosures and letter from Ernst & Young required by Independence Standards Board No. 1, relating to the auditors' independence from Wilmington Trust and its related entities, and has discussed with the auditors their independence from Wilmington Trust; and

     - Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the fiscal 2000 audited financial statements be included in Wilmington Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

     Submitted by the Audit Committee of Wilmington Trust's Board of Directors:

                                                        David P. Roselle,
                                                        Chairman
                                                        Richard R. Collins
                                                        Edward B. duPont
                                                        R. Keith Elliott
                                                        Hugh E. Miller

     Independent Auditors

     During 2000, Ernst & Young LLP audited our consolidated financial statements and the separate financial statements of certain of our affiliates and employee benefit plan financial statements. They also reviewed our annual report to shareholders and certain other filings we made with the SEC in 2000. In addition, Ernst & Young provided us with various non-audit services during 2000. Representatives of Ernst & Young will attend the Annual Meeting and will be available to answer questions.

     In February 2001, at Ernst & Young's initiative, it and Wilmington Trust mutually agreed that Ernst & Young would not continue as the company's independent accountants after completion of Wilmington Trust's annual audit for 2000.

     The reports of Ernst & Young on the financial statements of Wilmington Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of Wilmington Trust's financial statements for each of the two years ended December 31, 2000, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make a reference to the matter in their report.

     On March 21, 2001, Wilmington Trust engaged KPMG LLP to act as its auditors for the fiscal year ended December 31, 2001. Wilmington Trust's Board of Directors had approved KPMG's engagement previously following the recommendation of its Audit Committee. Wilmington Trust did not consult KPMG regarding the application of accounting principles to a specified transaction, whether contemplated or proposed, the type of audit opinion that might be rendered on Wilmington Trust's financial statements or any matter that was the subject of a disagreement or a reportable event as contemplated by Item 304 of Regulation S-K.

     Audit Fees

     The aggregate fees Ernst & Young billed for professional services to audit our annual consolidated financial statements for 2000 and for reviewing the financial statements included in our Forms 10-Q for 2000 were $310,000.

     All Other Fees

     The aggregate fees Ernst & Young billed for other services it provided Wilmington Trust during 2000 were $229,370. This included $203,000 for audit-related services Ernst & Young provided during 2000. Audit-related services generally include fees relating to employee benefit plan audits, audits of Wilmington Trust's broker-dealer and investment adviser subsidiaries, SEC registration statements, internal audit assistance and accounting consultations. The Audit Committee has considered whether the provision of these services is compatible with maintaining Ernst & Young's independence, and believes that it is.

     Independence and Audit Committee Charter

     Each member of the Audit Committee is "independent" under the definition of independence contained in the New York Stock Exchange's listing standards for the New York Stock Exchange. Our Board of Directors has adopted a written Audit Committee charter. A copy of that charter is attached to this proxy statement as Exhibit A.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires our directors and executive officers and certain others to file reports of their ownership of our stock with the SEC and the New York Stock Exchange.

     After reviewing copies of those forms we have received and written representations, we believe that all of those filing requirements were complied with, except that four sales of stock by Mr. Christian, a purchase by Mr. Elliott, receipt of a gift of stock by Mr. Quill, a purchase of stock by a trust of which Mr. Tunnell is a trustee, and a sale by Ms. Turner were reported late in 2000 or 2001.

                          TRANSACTIONS WITH MANAGEMENT

     Certain of our subsidiaries have banking transactions in the ordinary course of business with directors, officers, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others and that do not involve more than the normal risk or collectibility or present other unfavorable features.

          APPROVAL OF THE 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     Our Board of Directors approved the 2001 Non-Employee Director Stock Option Plan (the "Directors' Plan") on January 18, 2001. A copy of the Directors' Plan is attached to this proxy statement as Exhibit B. The following summary does not purport to be complete, and reference is made to the full text of the Directors' Plan for more detailed information.

PURPOSE

     The purpose of the Directors' Plan is to increase the ownership of our common stock by non-employee directors of Wilmington Trust and its subsidiaries, thereby further aligning their interests with those of our shareholders, by providing for the grant of options to non-employee directors to purchase shares of our common stock. Fourteen persons initially will be eligible to participate in the Directors' Plan.

SHARES RESERVED AND ADMINISTRATION

     Up to a total of 100,000 shares of our common stock may be issued under the Directors' Plan. The number of shares available for award under the Directors' Plan, and the terms and conditions of outstanding option grants, are subject to adjustment in connection with certain significant corporate events. The amount of options that may be granted to participants under the Directors' Plan cannot be predicted with accuracy because those amounts are contingent on the Compensation Committee's selecting participants from time to time and determining the size of options grants.

     The Directors' Plan will be administered by our Compensation Committee. The term of the Plan is until May 21, 2003, but our Board of Directors can amend or terminate the Directors' Plan at any time.

OPTION GRANTS

     Stock option grants under the Directors' Plan are not automatic. Instead, the Compensation Committee will have authority to grant non-statutory stock options to non-employee directors from time to time, with vesting and exercise periods the Compensation Committee deems appropriate. The exercise price of each such option will equal the fair market value of the underlying shares of our common stock on the date the option is granted. Vesting will accelerate upon the occurrence of a change in control (as defined in the Directors' Plan). Unvested options will expire upon termination of Board service for any reason, and vested options will expire upon the earlier to occur of (1) ten years from the date the option is granted or (2) the later of (A) one year following the director's termination of Board service for any reason and (B) in the case of a director's retirement from the Board on or after attaining age 65, three years from the date the option first became exercisable.

TAX CONSEQUENCES

     The following is a summary of the principal Federal income tax consequences of grants of stock options under the Directors' Plan under present law. This summary is not intended to be complete and, among other things, does not describe state, local, or foreign tax consequences.

     Under the Internal Revenue Code, the grant of a non-statutory stock option to a director has no tax effect on Wilmington Trust or the director. Generally, the exercise of the stock option will result in ordinary income to the option holder equal to the excess of the fair market value of the shares at the time of exercise over the option exercise price. If the option holder pays cash to exercise the option, the holder's tax basis in the shares received will be the aggregate exercise price the holder paid plus the amount of taxable income recognized on exercise. Upon any subsequent disposition of those shares, gain or loss will be capital gain or loss, and will be long-term if those shares are held more than one year after exercise. Generally, Wilmington Trust will be allowed, at the time of recognition of ordinary income by the option holder, to take a deduction for Federal income tax purposes in an amount equal to the ordinary income recognized.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE ADOPTION OF THE DIRECTORS' PLAN.

                           AVAILABILITY OF FORM 10-K

     WE WILL FILE WITH THE SEC AN ANNUAL REPORT ON FORM 10-K FOR 2000. WE WILL PROVIDE A COPY OF THAT REPORT ON WRITTEN REQUEST WITHOUT CHARGE TO ANY PERSON WHOSE PROXY WE ARE SOLICITING. PLEASE ADDRESS YOUR REQUEST TO ELLEN J. ROBERTS, VICE PRESIDENT, MEDIA AND INVESTOR RELATIONS, WILMINGTON TRUST CORPORATION, RODNEY SQUARE NORTH, 1100 NORTH MARKET STREET, WILMINGTON, DELAWARE 19890.

                          WILMINGTON TRUST CORPORATION

                            AUDIT COMMITTEE CHARTER

                                                                       EXHIBIT A

PURPOSE:

     The Audit Committee is appointed by the Board of Wilmington Trust Corporation to assist the Board in monitoring, on behalf of Wilmington Trust Corporation and its subsidiaries (the "Company"): (A) the quality and integrity of the accounting policies, financial statements and disclosure practices of the Company; (B) the compliance by the Company with legal and regulatory requirements; and (C) the independence and performance of the company's internal and external auditors.

DUTIES AND RESPONSIBILITIES:

     The Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually and submit any changes to the Board for approval.

     2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     3. Consider whether or not to recommend to the Board that the audited financial statements be included in the Company's annual report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

     4. Require the independent auditor's review of the Company's quarterly financial statements prior to the release of quarterly earnings.

     5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. Recommend to the Board the appointment of the independent auditor, evaluate its performance and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor. The independent auditor is ultimately accountable to the Audit Committee and the Board.

     7. Receive periodic reports from the independent auditor regarding the auditor's objectivity and independence, delineating all relationships between the auditor and the Company, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the objectivity and independence of the auditor.

     8. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     9. Discuss with the independent auditor the matters required by Statement on Auditing Standards No. 61 relating to the scope, conduct and results of the audit.

     10. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     11. Review the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     12. Meet at least annually with the chief financial officer, the Auditor and the independent auditor in separate executive sessions.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the

Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

MEMBERSHIP:

     The Audit Committee shall consist of at least three and not more than five directors. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The Board on the recommendation of the Nominating and Governance Committee shall appoint the members of the Audit Committee and its chairman.

                          WILMINGTON TRUST CORPORATION
                  2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                                                                       EXHIBIT B

ARTICLE I. PURPOSE, ADOPTION AND TERM OF THE PLAN

     1.01 Purpose. The purpose of Wilmington Trust Corporation's 2001 Non-Employee Director Stock Option Plan (the "Plan") is to advance the interests of Wilmington Trust Corporation (the "Corporation") and its subsidiaries by encouraging and facilitating the acquisition of equity interests in the Corporation by non-employee directors through granting options to purchase the Corporation's common stock. The Plan will enable the Corporation to attract and retain the services of non-employee directors upon whose judgment, interest, and special effort the successful conduct of the Corporation's operations is largely dependent and to compete effectively with other entities for the services of non-employee directors for the continued improvement of its business.

     1.02 Adoption and Term. The Plan shall become effective on May 17, 2001. The Plan shall terminate on May 21, 2003, or such earlier date as the Board of Directors may determine.

ARTICLE II. ADMINISTRATION

     a. Committee. The Committee shall administer the Plan. The Committee shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, establish and modify administrative rules for the Plan, select Non-Employee Directors to whom Options may be granted, determine the terms and provisions of the respective Option Agreements (which need not be identical), determine all claims for benefits under the Plan, impose conditions and restrictions on Options it deems appropriate, determine whether the shares delivered on exercise of Options will be treasury shares or authorized but previously unissued shares and take other steps in connection with the Plan and Options it deems necessary or advisable.

     b. Actions of the Committee. A majority of the Committee's members shall constitute a quorum. All determinations of the Committee shall be made by a majority vote of a quorum. Any decision or determination reduced to writing and signed by all of the Committee's members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may hold Committee meetings by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

ARTICLE III. SHARES

     a. Number of Shares of Common Stock Issuable. One Hundred Thousand shares of Wilmington Trust stock shall be available for Options under the Plan, subject to adjustment as provided in Article VI(e) below. The stock to be offered under the Plan shall be authorized and unissued Wilmington Trust stock or issued stock the Corporation has reacquired and holds in treasury.

     b. Number of Shares of Common Stock Awarded to Any Participant. If a Participant pays the purchase price of an Option or satisfies related tax or withholding payments, in whole or in part, by delivering shares of Wilmington Trust stock, the number of shares issuable in connection with the Option's exercise shall not again be available for the grant of Options.

     c. Shares of Wilmington Trust Stock Subject to Terminated
Options. Wilmington Trust stock covered by any unexercised portion of terminated Options may again be subject to new Options under the Plan.

ARTICLE IV. PARTICIPATION

     a. Eligible Participants. The Committee may designate Non-Employee Director Participants from time to time in its sole and absolute discretion. In making those designations, the Committee may take into account the nature of the services the Non-Employee Directors render, their present and potential contributions to the success of the Corporation and its subsidiaries, and other factors the Committee deems relevant in its sole and absolute discretion. The Committee's designation of a Participant in any year shall not require the Committee to designate that person to receive Options in any other year.

ARTICLE V. STOCK OPTIONS

     a. Grant of Option. Any Option the Committee grants shall have terms the Committee may approve from time to time. The terms and conditions of Options need not be the same with respect to each Participant.

     b. Terms of Options. Options the Committee grants shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the Plan's terms, as the Committee deems desirable:

          1. Option Price. The Committee shall determine the option price per share of Wilmington Trust stock that may be purchased under an Option at the time of grant. That price shall not be less than the Fair Market Value of a share of Wilmington Trust stock on the Date of Grant.

          2. Option Term. The Committee shall fix the term of each Option, but no Option shall be exercisable more than ten years after the Date of Grant.

          3. Exercisability. The Committee may provide for an Option Agreement with performance targets, waiting periods, exercise dates, restrictions on exercise, and restrictions on transfer of the underlying shares of Wilmington Trust stock at the time of grant. To the extent not exercised, installments shall cumulate and be exercisable, in whole or in part, at any time after becoming exercisable, subject to the limitations contained in Articles V(b)(2), (6), and (7).

          4. Method of Exercise. Subject to any installment exercise and waiting period provisions that apply under Article V(b)(3) and subject to Articles V(b)(2), (6), and (7), a Participant whose Options have vested may exercise the Options in whole or in part at any time during the Option's term by giving written notice of exercise to the Corporation specifying the number of shares of stock to be purchased. That notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept. If the Committee determines in its sole and absolute discretion at or after grant, a Participant also may make payment in full or in part in the form of shares of Wilmington Trust stock the Participant already owns and for which the Participant has good title, free and clear of any lien or encumbrance, and/or in the form of shares otherwise issuable upon exercise of the Option. In either case, the value of that stock shall be based on the Fair Market Value of shares of Wilmington Trust stock on the date the Option is exercised. The Corporation shall not issue any Wilmington Trust stock on exercise of an Option until payment has been made as provided herein.

          5. Non-Transferability of Options. No Option shall be transferable by a Participant other than by will, the laws of descent and distribution, or, in certain circumstances, pursuant to a qualified domestic relations order.

          6. Acceleration or Extension of Exercise Time. The Committee may, in its sole and absolute discretion, permit the purchase of Wilmington Trust stock subject to any Option before the time that Option otherwise would become exercisable under the terms of the Option Agreement. In addition, the Committee may, in its sole and absolute discretion, permit any Option granted to a Participant to be exercised after the day the Option would otherwise expire, subject to the limitation provided in Article V(b)(2).

          7. Exercise of Options Upon Termination of Service. Unless the Committee provides for a shorter or longer period of time in an Option Agreement or a longer period of time in accordance with Article V(b)(6), if a Non-Employee Director's service with the Corporation terminates for any reason or if that person ceases to be a Non-Employee Director, that person's Options may be exercised to the extent they were exercisable on the date of that termination of service until the expiration of the Option's term.

ARTICLE VI. TERMS APPLICABLE TO ALL OPTIONS

     a. Plan Provisions Control Option Terms. The Plan's terms shall govern all Options. The Committee shall not have the power to grant a Participant any Option that is contrary to the Plan's provisions. If any provision of an Option conflicts with any term of the Plan as constituted on the Date of Grant of that Option, the Plan's terms as constituted on that date shall control.

     b. Option Agreement. No person shall have any rights under any Option unless and until the Corporation and the Participant to whom the Option has been granted have executed and delivered an Option Agreement authorized by the Committee expressly granting the Option to that person and containing provisions setting forth that Option's terms. If there is any conflict between the provisions of an Option Agreement and the terms of the Plan, the terms of the Plan shall control.

     c. Modification of Option After Grant. Except as provided by the Committee, in the Option Agreement or in Article VI(e), no Option may be modified unless that modification does not materially decrease the Option's value. Notwithstanding the preceding sentence, an Option Agreement may be modified after the Date of Grant by express written agreement between the Corporation and the Participant, as long as any such change is (1) not inconsistent with the Plan's terms and (2) approved by the Committee.

     d. Taxes. If the Committee deems it necessary or desirable, the Corporation shall be entitled to withhold or secure payment from a Participant in lieu of withholding the amount of any withholding or other tax the Corporation is required by law to withhold or pay with respect to any Wilmington Trust stock issuable under the Participant's Option. The Corporation may defer issuance of Wilmington Trust stock upon the grant or exercise of an Option unless it is indemnified to its satisfaction against any liability for that tax. The Committee or its delegate shall be authorized to determine the amount of that withholding or tax payment. The Participant shall make that payment at the time the Committee determines. A Participant shall be permitted to satisfy his or her tax or withholding obligation by (1) having cash withheld from the Participant's salary or other compensation payable by the Corporation or its subsidiary, (2) paying cash to the Corporation, (3) paying shares of Wilmington Trust stock the Participant already owns valued at Fair Market Value, and/or (4) withholding from the Option, at the appropriate time, a number of shares of Wilmington Trust stock sufficient to satisfy those tax or withholding requirements based upon the Fair Market Value of that Wilmington Trust stock. The Committee may establish rules and procedures relating to any withholding methods it deems necessary or appropriate in its sole discretion.

     e. Adjustments to Reflect Capital Changes; Change in Control.

          1. Recapitalization. The number and kind of shares subject to outstanding Options, the purchase price or exercise price of those Options, and the number and kind of shares available for Options subsequently granted under the Plan shall be adjusted appropriately to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation, or other change in capitalization with a similar substantive effect upon the Plan or the Options. The Committee shall have the power and the sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case.

          2. Sale or Reorganization. After any reorganization, merger, or consolidation in which the Corporation is the surviving entity, each Participant shall, at no additional cost, be entitled upon the exercise of an Option outstanding prior to that event receive, in lieu of the number of shares of Wilmington Trust stock receivable on exercise of that Option, the number and class of shares of stock or other securities to which that Participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of that reorganization, merger, or consolidation, the Participant had been the holder of record of a number of shares of Wilmington Trust stock equal to the number of shares of Wilmington Trust stock receivable on exercise of that Option. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, or consolidations.

          3. Options to Purchase Stock of Acquired Companies. After any reorganization, merger, or consolidation in which the Corporation is a surviving entity, the Committee may grant substituted Options under the Plan's provisions, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following that reorganization, merger, or consolidation. The Committee shall determine the foregoing adjustments and the manner of applying the foregoing provisions in its sole and absolute discretion. Any such adjustments may provide for the elimination of any fractional shares of Wilmington Trust stock that might otherwise become subject to any Options.

          4. Changes in Control. Upon a Change in Control, any and all Options shall become exercisable immediately.

     If the Corporation is merged or consolidated with another entity and is not the surviving entity, or if the Corporation is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Options remain outstanding, then (A) subject to the provisions of
Article VI(e)(4)(y) below, after the effective date of that merger, consolidation, liquidation, or sale, each holder of an outstanding Option shall be entitled to receive, upon exercise of that Option, in lieu of shares, other stock or other securities as the holders of shares of Wilmington Trust stock received in the merger, consolidation, liquidation, or sale; and (2) the Committee may cancel all outstanding Options as of the effective date of that merger, consolidation, liquidation, or sale, provided that (x) notice of that cancellation has been given to each holder of an Option and (y) in addition to any rights he or she may have under the first paragraph of this Article VI(e)(4), each holder of an Option shall have the right to exercise that Option in full, without regard to any limitation set forth in or imposed pursuant to
Article V above, during a 30-day period preceding the effective date of the merger, consolidation, liquidation, or sale. The exercise and/or vesting of any Option that was permissible solely because of this Article VI(e)(4)(y) shall be conditioned on consummation of the merger, consolidation, liquidation, or sale. Any Option not exercised as of the date of the merger, consolidation, liquidation, or sale shall terminate as of that date.

     f. Surrender of Options. A Participant granted an Option may surrender it to the Corporation for cancellation on terms the Committee and the holder approve.

     g. No Right to Option. No director shall have any claim or right to be granted an Option.

     h. Governing Law. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of Delaware other than the conflict of laws provisions of those laws, and shall be construed in accordance therewith.

     i. No Strict Construction. No rule of strict construction shall be implied against the Corporation, the Committee or any other person in interpreting any term of the Plan, any Option, or any rule or procedure the Committee establishes.

     j. Compliance with Rule 16b-3. It is intended that the Plan be applied and administered in compliance with Rule 16b-3. The Board may amend the Plan, and the Committee is authorized to make any modifications to Option Agreements, to comply with Rule 16b-3 as it may be amended from time to time, and to make any other amendments or modifications the Committee deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments to Rule 16b-3. Notwithstanding the foregoing, the Board may amend the Plan so that it or certain of its provisions no longer comply with Rule 16b-3 if the Board determines that such compliance is no longer desired. The Committee may grant Options that do not comply with Rule 16b-3 if the Committee determines, in its sole and absolute discretion, that it is in the Corporation's interests to do so.

     k. Captions. The captions in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect any of the Plan's provisions. All provisions of the Plan shall be construed as if no captions were used.

     l. Severability. Each provision of the Plan and every Option shall whenever possible be interpreted to be effective and valid under applicable law. However, if any provision of the Plan or of any Option is held to be prohibited by or invalid under applicable law, then (1) that provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (2) all other provisions of the Plan and every other Option shall remain in full force and effect.

     m. Legends. All certificates for Wilmington Trust stock delivered under the Plan shall be subject to transfer restrictions contained in the Plan and any other restrictions the Committee deems advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which Wilmington Trust's stock is then listed, and any applicable Federal or state securities law. The Committee may cause a legend or legends to be put on any certificates to make appropriate reference to those restrictions.

     n. Investment Representation. The Committee may, in its sole and absolute discretion, require that any Participant awarded an Option deliver to the Committee at the time of grant or exercise of that Option a written representation that the shares of Wilmington Trust stock to be acquired upon exercise will be acquired for investment only and not for resale or with a view to distribution. Upon that request, delivery of that written representation by the Participant shall be a condition precedent to the Participant's right to purchase or otherwise acquire those shares of Wilmington Trust stock by that grant or exercise. The Corporation is not legally obligated hereunder if fulfillment of its obligations hereunder would violate Federal or state securities laws.

     o. Amendment and Termination.

          1. Amendment. The Board shall have complete power and authority to amend the Plan at any time it deems necessary or appropriate. However, the Board shall not, without the affirmative approval of a majority of the holders of Wilmington Trust's stock represented in person or by proxy and entitled to vote at an annual or special meeting of the holders of Wilmington Trust's stock, make any amendment that requires shareholder approval under applicable law or rule, unless the Board determines that compliance with that law or rule is no longer desired with respect to the Plan or the provision to be amended. No termination or amendment of the Plan may adversely affect the right of a Participant to whom any Option has been granted without the consent of that individual. However, the Committee may provide in an Option Agreement for amendments it deems appropriate in its sole and absolute discretion.

          2. Termination. The Board may terminate the Plan at any time. No Option shall be granted under the Plan after its termination, but the Plan's termination shall not have any other effect. Any Option outstanding at the Plan's termination may be amended and exercised and may vest after the Plan's termination at any time before the expiration date of the Option to the same extent the Option could have been amended and would have been exercisable or would have vested if the Plan had not terminated.

     p. Costs and Expenses. The Corporation shall bear all costs and expenses incurred in administering the Plan.

     q. Unfunded Plan. The Corporation shall not be required to establish any special or separate fund or segregate any other assets to assure payment of any award under the Plan.

ARTICLE VII. DEFINITIONS

     For purposes of the Plan, capitalized terms not otherwise defined herein shall have the following meanings:

     a. "Beneficiary" means an individual, trust, or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of a Participant under the Plan and an Option Agreement upon the Participant's death.

     b. "Board" means the Corporation's Board of Directors.

     c. "Change in Control" means any of the events described below, directly or indirectly or in one or more series of transactions. However, the Committee may, in its sole and absolute discretion, specify in any Option Agreement a more restrictive definition of Change in Control. In that event, the definition of Change in Control set forth in that Option Agreement shall apply to the Options granted thereunder.

          1. Approval by Wilmington Trust Company's ("WTC's") or the Corporation's shareholders of a consolidation or merger of WTC or the Corporation with any Third Party, unless WTC or the Corporation is the entity surviving that merger or consolidation.

          2. Approval by WTC's or the Corporation's shareholders of a transfer of all or substantially all of the assets of WTC or the Corporation to a Third Party or of a complete liquidation or dissolution of WTC or the Corporation.

          3. Any person, entity, or group that is a Third Party, without prior approval of WTC's or the Corporation's Board of Directors, by itself or through one or more persons or entities:

             (a) Acquires beneficial ownership of 15% or more of any class of WTC's or the Corporation's Voting Stock;

             (b) Acquires irrevocable proxies representing 15% or more of any class of WTC's or the Corporation's Voting Stock;

             (c) Acquires any combination of beneficial ownership of Voting Stock and irrevocable proxies representing 15% or more of any class of WTC's or the Corporation's Voting Stock;

             (d) Acquires the ability to control in any manner the election of a majority of WTC's or the Corporation's directors; or

             (e) Acquires the ability to directly or indirectly exercise a controlling influence over the management or policies of WTC or the Corporation;

          4. Any election occurs of persons to the Board that causes a majority of the Board to consist of persons other than (a) persons who were members of the Board on February 29, 1996 (the "Effective Date") and/or (b) persons who were nominated for election as members of the Board by the Board (or a committee thereof) at a time when the majority of the Board (or that committee) consisted of persons who were members of the Board on the Effective Date. However, any person nominated for election by the Board (or a committee thereof), a majority of whom are persons described in clauses
     (a) and/or (b), or are persons who were themselves nominated by the Board (or a committee thereof), shall be deemed for this purpose to have been nominated by a Board of Directors composed of persons described in clause
     (a) above.

          A Change in Control shall not include any of the events described above if they (x) occur in connection with the appointment of a receiver or conservator for WTC or the Corporation, provision of assistance under
     Section 13 (c) of the Federal Deposit Insurance Act (the "FDI Act"), the approval of a supervisory merger, a determination that WTC is in default as defined in Section 3(x) of the FDI Act, insolvent or in an unsafe or unsound condition to transact business or, with respect to any Participant, the suspension, removal, and/or temporary or permanent prohibition by a regulatory agency of that Participant from participating in WTC's or the Corporation's business or (y) are the result of a Third Party inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of WTC's or the Corporation's voting stock, and that Third Party as promptly as practicable thereafter divests itself of the beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for 15% or more of any class of WTC's or the Corporation's Voting Stock.

     d. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

     e. "Committee" means a committee of the Board that the Board may appoint from time to time. The Board may, from time to time, appoint members of the Committee in substitution for members who were previously appointed and may fill vacancies in the Committee, however caused. The Committee shall be composed of at least two directors of the Corporation, each of whom is a "non-employee director" as defined in Rule 16b-3 and an "outside director" within the meaning of Section 162(m). The Committee shall have the power and authority to administer the Plan in accordance with Section 2.

     f. "Date of Grant" means the date the Committee designates as the date as of which it grants an Option. The Date of Grant shall not be earlier than the date on which the Committee approves the granting of that Option.

     g. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     h. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     i. "Fair Market Value" of a share of the Corporation's stock means, as of any date, the last sale price of a share of the Corporation's stock on that date on the principal national securities exchange on which the Corporation's stock is then traded. If the Corporation's stock is not then traded on a national securities exchange, "Fair Market Value" shall mean the last sale price or, if none, the average of the bid and asked prices of the Corporation's stock on that date as reported on the National Association of Securities Dealers Automated Quotation System. However, if there were no sales reported as of that date, Fair Market Value shall be computed as of the last date preceding that date on which a sale was reported. If any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the last date immediately preceding that date on which that exchange or quotation system was open for trading.

     j. "Non-Employee Director" means each individual who is or has served as a member of the Board and who is not an employee of the Corporation or of any of its Subsidiaries.

     k. "Option Agreement" means a written agreement between the Corporation and a Participant setting forth the terms and conditions of an Option granted to the Participant under the Plan.

     l. "Option" means any option to purchase Wilmington Trust stock granted under the Plan to a Non-Employee Director. All Options granted under the Plan shall be Options that do not qualify as incentive stock options under Section 422 of the Code.

     m. "Participant" means any individual who is or has served as a Non-Employee Director of the Corporation or any of its subsidiaries the Committee selects to receive an Option under the Plan in accordance with Articles IV and/or V.

     n. "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act and any successor rule.

     o. "SEC" means the Securities and Exchange Commission.

     p. "Subsidiary" means a company more than 50% of the equity interests of which the Corporation beneficially owns, directly or indirectly.

     q. "Third Party" includes a person or entity or a group of person or entities acting in concert not wholly-owned by the Corporation or WTC, directly or indirectly.

     r. "Voting Stock" means the classes of stock of the Corporation or WTC entitled to vote generally in the election of directors of the Corporation or WTC, as the case may be.

                     [This page intentionally left blank.]

                                                   WILMINGTON TRUST CORPORATION

                                                   ANNUAL SHAREHOLDERS' MEETING
                                                       THURSDAY, MAY 17, 2001
[WILMINGTON TRUST LOGO]                                     10:00 A.M.
                                                      WILMINGTON TRUST PLAZA
                                                           MEZZANINE LEVEL
WILMINGTON TRUST                                      301 WEST ELEVENTH STREET
                                                        WILMINGTON, DELAWARE
















                           WILMINGTON TRUST CORPORATION
[WILMINGTON TRUST LOGO]    RODNEY SQUARE NORTH
                           1100 NORTH MARKET STREET
WILMINGTON TRUST           WILMINGTON, DE 19890-0001                      PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 17, 2001.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint David R. Gibson and Michael A. DiGregorio, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.














                      See reverse for voting instructions.

 To Our Shareholders,

 You are cordially invited to attend our Annual Shareholders' Meeting, to be held at the Wilmington Trust Plaza, Mezzanine Level, 301 West Eleventh Street, Wilmington, Delaware, at 10:00 A.M. on Thursday, May 17, 2001.

 At the Annual Meeting, we will review our performance and answer any questions you may have. The enclosed proxy statement provides you with more details about items that will be addressed at the Annual Meeting. After reviewing the proxy statement, please sign, date, and indicate your vote for the items listed on the proxy card below and return it in the enclosed, postage-paid envelope whether or not you plan to attend the Annual Meeting.

 Thank you for your prompt response.


                                                      Sincerely,

                                                      Ted T. Cecala
                                                      Chairman of the Board and
                                                      Chief Executive Officer







   Wilmington Trust Corporation Rodney Square North 1100 North Market Street
                           Wilmington, DE 19890-0001

                               Please detach here




           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

 1. Election of directors:  01 Charles S. Crompton, Jr.     04 Stacey J. Mobley       [ ] Vote FOR             [ ] Vote WITHHELD
                            02 Edward B. du Pont            05 H. Rodney Sharp III        all nominees, except     from all nominees
                            03 R. Keith Elliott                                           as indicated below

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE
THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)                     [                              ]


 2. Approval of 2001 Non-Employee Director Stock Option Plan                 [ ] For          [ ] Against          [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box [ ] Indicate changes below:           Date___________










                                     [                                       ]
                                     Signature(s) in Box

                                     Please  sign   exactly  as  your   name(s)
                                     appear  on  your  proxy  card.  If held in
                                     joint  tenancy,  all  persons  must  sign.
                                     Trustees,  administrators,   etc.,  should
                                     include      title     and      authority.
                                     Corporations  should  provide full name of
                                     corporation   and   title  of   authorized
                                     officer signing the proxy.